Exhibit 99.2

The Elmet Group to Deploy Strategic Capital to Strengthen U.S. and Allied Tungsten Supply Chain

$450 Million Department of War Committed Investment Expected to Expand ELMT’s Global Tungsten Mining Network and Processing Capabilities

PORTLAND, Maine, Sept. 14, 2026 (GLOBE NEWSWIRE) -- The Elmet Group Co. (NASDAQ: ELMT) (“ELMT” or the “Company”), a U.S.-based provider of critical materials, precision-engineered components, and advanced high-energy systems, plans to allocate capital from the $450 million committed investment from the United States Department of War (“DoW”) to establish a more secure, vertically integrated tungsten supply chain while expanding domestic manufacturing and strengthening sources of critical minerals.

The anticipated investments are designed to strengthen America’s tungsten supply chain by expanding domestic manufacturing, securing long-term access to critical raw materials, and establishing an integrated network of sourcing, processing, and refining assets across the globe.

“We expect the funding from the Department of War to enable The Elmet Group to advance a series of transformative initiatives that will strengthen and secure the U.S. tungsten supply chain,” said The Elmet Group CEO and Chairman Peter V. Anania. “Through these initiatives, we are seeking to expand the capacity of our U.S. manufacturing operations while establishing long-term partnerships with Blue Moon Metals and EQ Resources to secure critical feedstock, processing expertise, and downstream manufacturing capabilities. Together, these efforts represent a significant step toward establishing a secure, vertically integrated tungsten supply chain and creating a more resilient allied platform, from mine to finished component, for the defense and industrial markets that depend on this strategic material.”

Tungsten is a strategically important metal valued for its ability to withstand extreme heat, pressure, and wear, making it essential to national defense and a wide range of advanced industrial applications. Its unique properties make it irreplaceable in certain high-performance components used across aerospace, energy, semiconductor, medical, and industrial markets, underscoring the need for reliable and secure sources of supply. ELMT supplies tungsten to critical U.S. defense programs, including Patriot, Javelin, AEGIS, Trident II, and THAAD, as well as Virginia- and Columbia-class submarines, and is the only U.S.-owned vertically integrated producer of tungsten servicing the full breadth of critical end markets.

Expanding American Mineral Manufacturing and Processing

ELMT anticipates directing more than $165 million of the DoW Investment toward the modernization and expansion of the Company’s existing critical infrastructure facilities in Lewiston, Maine; Coldwater, Michigan; and Euclid, Ohio. The upgrades will be intended to increase capacity for key defense and industrial applications, expand production of tungsten heavy alloy and powder products, and strengthen ELMT’s domestic manufacturing infrastructure.

In addition, ELMT plans to allocate approximately $150 million to the Springer Tungsten Complex in Imlay, Nevada, operated by Blue Moon Metals. As part of the investment, ELMT intends to form and operate a majority-owned joint venture with Blue Moon Metals and EQ Resources to restart and expand ammonium paratungstate (“APT”) conversion capacity at the site, creating a significant new source of tungsten processing capacity in North America.

The Springer Mine and mill located at the complex are expected to restart production in the fourth quarter of 2027, while the APT conversion facility owned by the joint venture is expected to begin operations in the second half of 2028. Together, these assets are intended to establish a critical processing hub that connects mine supply with downstream demand and strengthens domestic manufacturing capabilities.

Expanding a Resilient Allied Tungsten Supply Network

In parallel with its domestic manufacturing investments, up to $150 million is expected to be utilized to help ELMT create and advance a network of key partnerships and investments, including the Mt. Carbine Mine in Australia and the Barruecopardo Mine in Spain, to diversify tungsten supply, reduce concentration risk, and establish secure sources of critical materials. Together, these investments are designed to increase access to tungsten feedstock, strengthen supply chain resiliency, and support the development of a more diversified tungsten ecosystem.

By expanding these partnerships, ELMT seeks to build an integrated supply network spanning mining, processing, and advanced manufacturing, further strengthening its ability to support the critical materials, components, and systems required by the United States and its Allies.

Launching Elmet Refining & Trading to Integrate Global Tungsten Supply

To oversee these efforts, ELMT is launching Elmet Refining & Trading (“ERT”), a new division responsible for coordinating sourcing, processing, and material delivery across the Company’s expanding global network. ERT will oversee upstream mining operations and downstream processing and manufacturing assets to enhance supply chain visibility, coordination, and resiliency.

By integrating these capabilities under a single platform, ELMT anticipates gaining greater control over feedstock sourcing, processing capacity, and material flows, enhancing its ability to support customers with reliable, long-term access to critical materials while strengthening its competitive position in strategic end markets.

Supporting the Rebuilding of the U.S. National Defense Stockpile

The initiatives announced today complement The Elmet Group’s recently secured indefinite delivery/indefinite quantity contract with the Defense Logistics Agency (“DLA”) to support the rebuilding of the U.S. National Defense Stockpile. The contract has a ceiling value of up to $2 billion, including a guaranteed minimum commitment of $150 million, and covers the supply of tungsten ores and concentrates and sodium tungstate to DLA Strategic Materials. Importantly, ELMT does not intend to begin deliveries into the stockpile until sufficient incremental supply is available through the mining investments, offtake agreements, and processing capacity expansions described above, ensuring stockpile replenishment does not come at the expense of existing American manufacturers.

This approach aligns stockpile replenishment with the creation of new mining, processing, and manufacturing capacity, to help increase the availability of tungsten across the broader U.S. industrial base while supporting long-term national security objectives.

Advisors

Goldman Sachs & Co. LLC and Cantor Fitzgerald & Co. are acting as financial advisors, Akin Gump Strauss Hauer & Feld LLP and Ellenoff Grossman & Schole LLP are acting as legal advisors, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to ELMT.

About The Elmet Group

The Elmet Group is a U.S.-based provider of critical materials, precision-engineered components, and advanced high-energy systems for the Aerospace, Defense and Government, Industrial, Medical, Semiconductor and Electronics, and Energy industries. The Company operates through three divisions: Critical Materials Components (CMC), Engineered Microwave Products (EMP), and Elmet Refining & Trading (ERT), leveraging materials science and precision engineering expertise to deliver high-performance solutions. The Elmet Group is dedicated to strengthening domestic manufacturing capabilities to support the U.S. and its Allies’ needs in both critical materials and advanced high-power microwave systems.

Media Contact

media@theelmetgroup.com

Investor Contact

Tom Colton and Greg Bradbury
Gateway Group, Inc.
ELMT@gateway-grp.com
949-574-3860

Forward-looking statements disclaimer

The information in this press release includes forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These statements generally relate to future events or our future financial or operating performance and include statements regarding (i) the ultimate size of (a) the DoW’s investment, (b) ELMT’s investments into modernizing and expanding its existing facilities, (c) ELMT’s investment in the Blue Moon Springer Tungsten Complex and (d) ELMT’s investments in creating a network of strategic partnerships to diversify Tungsten supply; (ii) Elmet’s ability to: (a) establish a secure, diversified and vertically integrated Tungsten supply chain while expanding domestic manufacturing and strengthening allied sources of critical minerals, (b) expand relationships with key supply-chain partners, (c) secure long-term access to critical raw materials, processing and refining assets, (d) modernize and expand its existing critical infrastructure facilities, (e) effectively meet demand for its products and (f) restart production at the Blue Moon Springer Tungsten Complex on the anticipated timeline and at the anticipated cost; (iii) the creation of ERT enhancing ELMT’s control over feedstock sourcing, processing capacity, material flows and support to customers as well as strengthening its competitive position in strategic end markets; (iv) ELMT’s ability to successfully navigate turbulent raw materials markets; (viii) ELMT’s ability to successfully perform under, and realize the anticipated benefits of, its indefinite delivery/indefinite quantity contract with the Defense Logistics Agency; (ix) ELMT’s ability to realize the anticipated benefits of partnerships, including with Blue Moon Metals and EQ resources as well as the successful operation of joint ventures with such parties; and (x) ELMT’s future performance, expected outcomes and strategic initiatives.

When used in this press release, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” and “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Elmet’s Registration Statement on Form S-1, as amended (File No. 333-294725) and subsequent filings Elmet makes with the Securities and Exchange Commission. Elmet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

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